EXHIBIT 23.1










                          CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


                    As  independent  public  accountants,   we  hereby
               consent to the incorporation of our report on the Company's 1995 and 1994 financial statements and schedules included in this Form 10-K, into the Company's previously filed Registration on Form S-8 (Statement File No. 33-58860).










               Charlotte, North Carolina,          Arthur Andersen LLP
               October 12, 1995